                                                                                                                        Exhibit 10.2


CNC Associations, Inc.                                                                                   LEASE NUMBER
2800 Sturgis Road, Oxnard, California 93030
                                                                                                           99870002

Tel:  888-350-4262    o   Fax:  805-278-8501
------------------------------------------------------------------------------------------------------------------------------------
                      FULL LEGAL NAME AND ADDRESS OF LESSEE                                 SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)

Quintessence Oil Company, Inc., dba                                                Arthur Machinery, Inc.
Torque Engineering                                                                 2501 Landmeier Road
2932 Thorne Drive                                                                  Elk Grove Village, IL   60007
Elkhart, IN   46514
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY                            DESCRIPTION, MODEL #, CATALOG #, SERIAL #, OR OTHER IDENTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
E
Q      L
U      E
I      G             See Schedule "A," attached hereto and made part hereof
P      E
M      N
E      D
N
T
------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT     |        STREET ADDRESS
LOCATION      |
IF            |        CITY                                          COUNTY                          STATE      ZIP
DIFFERENT     |            ---------------------------------------         -----------------------        -----    -----------------
              |
------------------------------------------------------------------------------------------------------------------------------------
       | AMOUNT OF EACH PAYMENT |       MONTHLY |_| |  TERM OF LEASE | NO. OF PAYMENTS | ADVANCE RENTALS APPLY TO | SECURITY DEPOSIT
TERMS  |                        | OTHER/SPECIFY |_| |(NO. OF MONTHS) |                 |FIRST AND LAST __ MONTHS  |
       | SEE SCHEDULE "B,"      |                   |                |                 |                          |
       | ATTACHED HERETO AND    |                   |                |                 |                          |
       | MADE PART HEREOF       |                   |                |                 |                          |
------------------------------------------------------------------------------------------------------------------------------------

                             LEASE RENTAL AGREEMENT
                          TERMS AND CONDITION OF LEASE

1. AGREEMENT TO LEASE. Lessee hereby agrees to lease from Lessor, and Lessor hereby agrees to lease to Lessee for Lessee's business use, subject to the terms and conditions on the fact and reverse side of this Lease Rental Agreement ("Lease"), the personal property described above (which, with all replacement parts, repairs, additions and accessories thereto, is hereinafter called ("Equipment"), or, if separately scheduled, on the schedule annexed hereto (marked Schedule "A") and made part hereof. The parties agree that this Lease is a "Finance Lease" as defined by Section 2A-104(g) of the Uniform Commercial Code ("UCC"). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract covering the Equipment purchased from the Supplier thereof for lease, or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease, of the following: (i) the identity of the Supplier, (ii) that Lessee may have rights under the Supply Contract; and
(iii) that Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract.

2. SELECTION AND ORDERING OF EQUIPMENT. Lessee, at its sole option and discretion, has selected the Equipment and the Supplier(s) thereof and hereby requests Lessor to order the Equipment from the Supplier(s) named herein, to arrange for delivery to Lessee at Lessee's expense and to pay for the Equipment after its delivery to and acceptance by Lessee.

--------------------------------------------------------------------------------
3. DISCLAIMER OF WARRANTIES AND CLAIMS/LIMITATION OF REMEDIES. There are no warranties by or on behalf of Lessor, and Lessee acknowledges and agrees by Lessee's initials below that:

  (a) Lessor, being neither the manufacturer, nor the Supplier, nor a dealer in the Equipment, makes NO WARRANTY, express or implied, to anyone as to design, condition, capacity, performance or any other aspect of the Equipment, or its material or workmanship. Lessor also disclaims any warranty of merchantability or fitness for use or purpose, whether arising by operation of law or otherwise. Lessor further disclaims any liability for loss, damage, or injury to Lessee or to any third parties as a result of any latent or patent defects in the Equipment, whether arising from the laws of strict liability or otherwise. As to the Lessor, the Lessee leases the Equipment "as-is." Lessee acknowledges that Lessor has not recommended the Supplier(s) of the Equipment. Lessor shall have no obligation to install, maintain, or service the Equipment, or cause the same to be performed by any third parties. If the Equipment is unsatisfactory for any reason, Lessee shall make claim on account thereof solely against the Supplier and/or the manufacturer of the Equipment, and shall nevertheless pay or continue to pay all rent due under the Lease;

  (b) As long as Lessee is not deemed to be in default hereunder, Lessor assigns to Lessee, solely for the purpose of prosecuting such a claim, all of the rights which Lessor may have against the Supplier and/or the manufacturer of the Equipment for breach of warranty or other representations concerning the Equipment;

  (c) Regardless of any cause, Lessee agrees not to assert any claim or counterclaim whatsoever against Lessor for loss of anticipatory profits, or any other indirect, special or consequential damages, nor shall Lessor be responsible for any damages or costs which may be assessed against Lessee in any action for infringement of any United States Letters Patent. Lessor makes no warranty as to the treatment of this Lease for tax or accounting purposes;

  (d) Neither the Supplier, nor any of its representatives, agents, employees, or sales personnel are in any way to be construed as agents of Lessor;
consequently, neither the Supplier, nor any of its representatives, agents, employees, or sales personnel are authorized to waive or alter any of the terms, conditions, or provisions of this Lease, or to make any representation whatsoever for or on behalf of Lessor;

  (e) Lessee, by affixing Lessee's initials hereto, agrees and acknowledges that Lessor and Lessee have specifically negotiated and agreed to the terms and conditions of this Paragraph 3.

                                        Lessee's initials:  ____________________
--------------------------------------------------------------------------------


4. TERM AND RENT. THIS LEASE IS NON-CANCELLABLE FOR THE ORIGINAL TERM HEREOF, EXCEPT AS HEREIN PROVIDED. The Lease shall commence when accepted by the Lessor at its principal office in the County of Ventura, State of California and continue until all of Lessee's obligations under the Lease have been performed to the satisfaction of Lessor. Lessee agrees to pay the total rent equal to the "Amount of Each Payment" multiplied by the number of payments specified in "No. of Payments". Payments will be made in advance and periodically as specified in "Terms" and will be considered to be made when received by Lessor at its principal office in Ventura County, California. Lessee's obligation to pay the rentals due hereunder is unconditional. Lessee shall not set-off, abate, deduct any amount, or reduce any payment for any reason. The first payment shall be due on the date Lessee accepts delivery of the Equipment, and subsequent payments shall be due on the same day of each succeeding payment period throughout the remaining term of the Lease. If, for any reason whatsoever, the Lease does not commence, or the Lessor duly terminates the Lease, Lessor may retain the advance rental(s) as liquidated damages.

5. SECURITY DEPOSIT. As security for the prompt, faithful and full payment of the amounts due under this Lease, and Lessee's complete performance of all of its obligations under this Lease, and any extension or renewal hereof, Lessee, if so noted above, has deposited with Lessor the security amount set forth in the section shown as "Security Deposit." In the event that any default shall be made in the performance of any of the Lessee's obligations to Lessor, whether under this Lease or otherwise, Lessor shall have the right, but shall not be obligated, to apply the Security Deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the Security Deposit to the curing of any default, Lessee shall restore said Security Deposit to the full amount set forth hereinabove. On the expiration or earlier termination or cancellation of this Lease, or any extension or renewal hereof, Lessor will return to Lessee any then remaining balance of said Security Deposit, without interest. The Security Deposit may be commingled with Lessor's other funds.

6. EXPIRATION AND RENEWAL. Unless earlier terminated or cancelled by Lessor, and provided that Lessee has performed all of its covenants hereunder to Lessor's satisfaction, this Lease shall expire upon the expiration of the number of months set forth in "Term of Lease." At the expiration of the Lease, Lessee shall return the Equipment to Lessor in accordance with paragraph 7 hereof. At Lessor's option, this Lease may be continued on a month-to-month basis until 30 days after the Lessee returns the Equipment to Lessor. In the event the Lease is so continued, Lessee shall pay to Lessor rentals in such periodic amounts as may be agreed upon between Lessor and Lessee at that time.

7. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment and has no option to purchase same. Upon the expiration or earlier termination or cancellation of the Lease, or in the event of a default, as defined under paragraph 18 hereinbelow, Lessee, at its sole cost and expense, shall return the Equipment in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may designate.

8. OWNERSHIP/PERSONAL PROPERTY. The Equipment, is, and shall remain, the property of Lessor, and, notwithstanding any trade-in or downpayment made by Lessee or on its behalf, Lessee shall have no right, title, or interest in and to the Equipment, except as expressly set forth in this Lease. The Equipment shall remain personal property even though installed in or attached to real property.

9. LOCATION OF EQUIPMENT. Lessee shall keep the Equipment at the location specified hereinabove, or, if none is specified, at Lessee's address as shown hereinabove, and it shall not be removed without Lessor's prior written consent.

10. CARE AND USE OF EQUIPMENT. Lessee, at its sole cost and expense, shall at all times maintain and keep the Equipment in good repair, condition and working order, shall use the Equipment lawfully and shall not alter the Equipment without Lessor's prior written consent. If the manufacturer of the Equipment has provided Lessee with a standard maintenance schedule, such schedule will constitute minimum maintenance compliance, and, at Lessor's request, Lessee will furnish Lessor with evidence of such compliance.

11. INSURANCE, LIENS, TAXES, FEES. Lessee shall provide and maintain insurance against loss, theft, damage, or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor. Lessee shall also provide and maintain comprehensive general all-risk liability insurance including, without limitation, product liability coverage, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property, or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an Insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission, or neglect of Lessee and cannot be cancelled without 30 days' prior written notice to Lessor. As to each policy, Lessee shall furnish to Lessor a certificate of insurance from the Insurer, which certificate shall evidence the insurance coverage required by this Paragraph. Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. In the event that Lessor shall take real property as additional security to the Lease, Lessee agrees to maintain such fire and other hazard insurance upon said premises as Lessor shall direct, showing Lessor and/or its assigns as Loss Payee thereunder. Lessee shall keep the Equipment free and clear of any and all levies, liens and encumbrances. Lessee shall pay all charges and taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income. Lessee shall pay all fees, other than those for credit investigation, incurred by Lessor on Lessee's behalf. If Lessee fails to procure or maintain said insurance, or to pay any of the said fees, charges, or taxes, Lessor shall have the right, but shall not be obligated, to effect such insurance, or to pay such fees, charges, or taxes. In that event, Lessor shall notify Lessee of such payment, and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

12. LOSS AND DAMAGE. Lessee shall at all times after signing this Lease bear the entire risk of loss, theft, damage, or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage, or destruction of the Equipment shall relieve the Lessee of the obligation to pay rent or to comply with any other obligation or provision under this Lease. In the event of loss, Lessee shall give immediate written notice of such to Lessor or Lessor's assignee, if any, but Lessor shall not by such notice become obligated to make proof of loss to the insurance company(ies). Each insurance carrier is hereby authorized and directed to make payment for such loss directly to Lessor or Lessor's assignee. In case of any loss, the amount collected under any policy of insurance on the Equipment may, at Lessor's sole option and discretion, be used by Lessor to repair or replace the Equipment, or held by Lessor to compensate Lessor for diminution in the value of such Equipment as a result of said loss, or applied by Lessor to Lessee's obligations under this Lease.

In furtherance of the assignment of rights contained herein, Lessee hereby appoints Lessor as Lessee's attorney-in-fact (hereby granting Lessor a power of attorney coupled with an interest) to make claim for, receive payment of and execute and endorse any and all documents, checks, or drafts for loss, damages, or returned premium under any insurance policy(ies) in favor of Lessee insuring the Equipment, and with the power also to enter into any agreement on Lessee's behalf and binding Lessee for settlement of any claim or claims relating to the Equipment which is the subject of this Lease.

13. FURTHER ASSURANCES AND SPECIAL POWER OF ATTORNEY. Lessee shall execute, or obtain from third parties, and deliver to Lessor, upon Lessor's request, such instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder. Lessee further agrees and does hereby appoint Lessor as Lessee's true and lawful attorney-in-fact to prepare, execute and file any and all documents, including, without limitation, security agreements and financing statements, including UCC-1's, in order to give notice of Lessor's ownership interest in the Equipment and to sign the name of Lessee with the same force and effect as if, in fact, signed by Lessee. The filing of the financing statement is made for the express purpose of protecting the interests of the parties hereto from any unwarranted claims made by any third party. This Paragraph shall survive the termination, cancellation, or expiration of this Lease.

14. INDEMNITY. Lessee shall hold Lessor harmless from, indemnify and defend Lessor against any and all claims, actions, suits, proceedings, costs, expenses, including attorney's fees, damages and liability, arising out of, connected with, or resulting from the Equipment or this Lease, including, without limitation, the manufacture, selection, delivery, possession, use, operation, or return of the Equipment. This indemnification shall survive the termination, cancellation, or expiration of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act, with regard to the indemnification of Lessor.

15. ASSIGNMENT. ASSIGNMENT BY LESSEE IS PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE, HYPOTHECATE, TRANSFER, OR DISPOSE OF THE EQUIPMENT IN ANY MANNER, OR PERMIT THE EQUIPMENT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, counterclaim, or setoff that Lessee may have against Lessor.

16. SERVICE CHARGES; INTEREST. If Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor a service charge of 7% of the amount due; provided, however, that not more than one such service charge shall be made on any delinquent payment, regardless of the length of the delinquency. In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including, without limitation, long-distance telephone charges and travel expenses. Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease, from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

17. TIME OF ESSENCE. Time is of the essence of this Lease, and this position shall not be impliedly waived by the acceptance on occasion of late or defective performance.

18.  DEFAULT.  An Event of Default shall occur hereunder if:
     (a) Lessee fails to pay any installment of rent or other payment required hereunder when due and such failure continues for a period of 10 days; or
     (b) Lessee fails to observe, keep, or perform any provision of this Lease, and such failure shall continue for a period of 10 days; or
     (c) Lessee has made any false or misleading statement in connection with application for, or performance of, this Lease; or
     (d) The Equipment, or any part thereof, shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment, or permit another entity or person to use the Equipment without the prior written consent of Lessor; or
     (e) Lessee dies, or ceases to exist as a going concern; or
     (f) Lessee defaults under the terms, provisions, or conditions of any other agreement Lessee has with Lessor; or
     (g) If a petition in bankruptcy, arrangement, insolvency, or reorganization is filed by or against Lessee, or if Lessee sells all or a substantial part of Lessee's assets, or if a majority of Lessee's voting stock is transferred; or if Lessee shall make an assignment for the benefit of creditors; or
     (h) If there shall be a material adverse change in the financial or business condition of the Lessee; or
     (i) Any guarantor of this Lease defaults on any obligation to Lessor, whether or not under this Lease, or any of the above-listed events of default occur with respect to any such guarantor.

19. REMEDIES. Upon the occurrence of any Event of Default hereunder, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more or the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made.

     (a) Lessor may enter upon Lessee's premises and, without any court order or other process of law, may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal, or disabling. Any such repossession shall not constitute a termination of this Lease, unless Lessor so notifies Lessee in writing;

     (b) Lessor may require Lessee, at Lessee's sole cost and expense, to return the Equipment in good repair, ordinary wear and tear from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify;

     (c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by or for the account of Lessee;

     (d) Lessor may declare all sums due and to become due under this Lease and under any other agreement Lessee may have with Lessor immediately due and payable, without notice or demand to or upon Lessee:

     (e) Lessor may re-lease the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment without notice to the Lessee, at private or public sale, at which sale Lessor may be the purchaser;

     (f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, all accelerated future payments due under this Lease, discounted to their present value at a discount rate of 8% as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 8% as of the date of default, less the net proceeds of disposition, if any, of the Equipment.

     (g) Lessor may sue for and recover from Lessee the sum of all amounts due and to become due under any other agreements between Lessee and Lessor under the same formula as set forth in subsection (f) of this Paragraph;

     (h) Lessor may pursue any other remedy available by law, by statute, or in equity.

No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right hereunder shall preclude any other or further exercise of any other right or remedy.

20. LESSEE REPRESENTATIONS AND COVENANTS. Lessee represents and covenants with Lessor that all financial and other information furnished to Lessor in connection with this Lease was, at the time of delivery to Lessor, true and correct in all respects. During the term of this Lease, Lessee shall furnish to Lessor such interim or annual financial statements as Lessor may request from time to time.

21. NOTICE. Services of all notices under this Lease shall be sufficient if given personally or mailed to the intended party at its respective address as set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective 3 days following the date when deposited in the United States Mail, duly addressed and with sufficient postage thereon prepaid.

22. ENTIRE AGREEMENT; GOVERNING LAW; VENUE; GENERAL. This Lease, together with any and all addenda or supplements hereto, contains the entire agreement between the parties and may not be altered, amended, modified, terminated, or otherwise changed except by a writing signed by the parties, or as otherwise provided hereinabove. The parties hereto agree that this Lease is made and executed in the County of Venture, State of California. This Lease shall be binding when accepted by Lssor at its principal office in the County of Venture, State of California and shall be governed by and construed according to the laws of the State of California. Lessee agrees that all actions of proceedings instituted by Lessee of Lessor hereunder shall be brought in a court of competent jurisdiction in Ventura County, California. Lessee shall pay to Lessor all costs and expenses, including attorneys' fees and Court costs incurred by Lessor of awarded by the Court in exercising any of Lessor's rights or remedies hereunder or enforcing any of the terms or provisions herein. Furthermore, should Lessor, without fault on Lessor's part, be made a party to any litigation instituted by third parties against Lessee or Lessor as a result of Lessee's use of the Equipment, Lessee covenants to pay Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in connection with such litigation. Lessee agrees that Paragraph headings will not affect the interpretation of the provisions of the Lease. Lessee waives, insofar as permitted by law, right to trial by jury in any action between the parties. Lessor and Lessee intend this Lease to be a valid and subsisting legal document and agree that no provision of the Lease which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Lease, all of which shall remain in full force and effect. This Lease shall be binding upon the parties, their heirs, successors, legal representatives and assigns. The liability of Co-Lessees hereunder shall be joint and several. Wherever the context so requires herein, the singular number includes the plural and the plural number includes the singular; masculine terms include the feminine and neuter and vice-versa.

        THIS LEASE CANNOT BE CANCELLED BY LESSEE DURING THE INITIAL TERM


                                                         |  Quintessence Oil Company, dba Torque Engineering
                                                         |
Accepted at Ventura County, California                   |
                                                         |
                                                         |                        LESSEE (FULL LEGAL NAME)
this ___ day of _____________________ 200_.              |
                                                         |  The Undersigned affirms he is a duly authorized corporate officer,
CNC ASSOCIATES, INC., Lessor                             |  partner, or proprietor of the above-named Lessee, or has the
                                                         |  authority to execute this Lease on Lessee's behalf.
                                                         |
                                                         |
                                                         |                                               Dated:       10/6/99
                                                         |                                                      -------------
                                                         |
By:                                                      |  By  /s/ Raymond Wedel                                       President
     --------------------------------------------------  |     ------------------------------------------------------------------
                                                         |                                                                  Title
                                                         |
Title:                                                   |
      -------------------------------------------------  |  By
                                                         |     ------------------------------------------------------------------
                                                                                                                            Title

                       AMENDMENT TO LEASE RENTAL AGREEMENT

Re: Lease Rental Agreement number 99870002, dated 10/6/99, between CNC Associates, Inc., as Lessor, and Quintessence Oil Company, Inc., dba Torque Engineering, as Lessee.

Notwithstanding any language in the captioned Lease Rental Agreement ("Lease") to the contrary, it is agreed between Lessor and Lessee that, provided Lessee has performed all of its obligations under the Lease, as provided therein, then, at the end of the initial term of the Lease, or, when such obligations shall have been completely performed prior to the end of the initial term thereof, Lessee may purchase the leased Equipment for the sum of One Dollar ($1.00).

Lessee is hereby put on notice that Lessor will make the Equipment available to sale to Lessee WITHOUT ANY WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES AS TO MERCHANTABILITY, OR AS TO FITNESS FOR ANY PARTICULAR PURPOSE.

READ AND AGREED TO:

Lessor: CNC Associates, Inc.         Lessee: Quintessence Oil Company, Inc.,
                                             dba Torque Engineering

By:                                           By: /s/ Raymond Wedel

Title:                                        Title: President
      -------------------------------               ---------------------------

Date:                                         Date:  10/6/99
     --------------------------------               ---------------------------

                                  SCHEDULE 'A'
                               EQUIPMENT SCHEDULE

THIS SCHEDULE is attached to and made part of a certain Lease Rental Agreement, number 99870002, between CNC Associates, Inc., as Lessor, and Quintessence Oil Company, Inc., dba Torque Engineering, as Lessee.


QUANTITY      EQUIPMENT DESCRIPTION                               SERIAL NUMBER
(1)           HAAS Horizontal Machining Center, Model VF-7/50
              including:
(1)           Through Spindle Coolant, 50 Taper
(1)           Auxiliary Coolant Filter System
(1)           Linear Scales
(1)           Remote Jog Handle
(1)           Probe-Ready Option w/ Macros
(1)           4th Axis Drive
(1)           Keyswitch Memory Lock
(1)           Anchor Kit
(1)           HRT450-CNC Servo Rotary Table
(1)           Chip Conveyor
(1)           QuickCode Programming System
(1)           Floppy Disk Drive, 3.5"
(1)           1 Megabyte Program Memory
(1)           SMTCD50-6 Side Mount Tool Changer

The Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Rental Agreement of which this Schedule is a part.

LESSOR: CNC Associates, Inc.              LESSEE:  Quintessence Oil Company,
                                                   Inc., dba Torque Engineering

By: /s/ John Phillips                              By: Raymond Wedel
   ---------------------------------------            --------------------------

Title:   Treasurer                                 Title:  President
      ------------------------------------               -----------------------

Date:    10/15/99                                  Date:  10/6/99
     -------------------------------------               -----------------------

                                  SCHEDULE "B"
                                PAYMENT SCHEDULE

THIS SCHEDULE is attached to and made part of a certain Lease Rental Agreement, number 99870002, dated 10/6/99 ("Lease") between CNC Associates, Inc., as Lessor, and Quintessence Oil Company, Inc., dba Torque Engineering, as Lessee. Lessor and Lessee agree that Lessee is obligated for the original term of the Lease to make periodic rental payments under the Lease as follows:

Upon Signing of the documentation, Lessee shall pay Lessor Two (2) advance payments in the amount of $4,062.40 plus any applicable tax each.

One Hundred Twenty (120) days after Lessee accepts the equipment, and for Fifty-Seven (57) successive months thereafter (for a total of 60 payments), Lessee shall pay Lessor monthly rentals in the amount of $4,062.40 plus any applicable tax each.

LESSOR: CNC Associates, Inc.               LESSEE:  Quintessence Oil Company,
                                                    Inc., dba Torque Engineering

By:                                                 By:  Raymond Wedel
   ----------------------------------------              -----------------------
Title:                                              Title:   President
      -------------------------------------               ----------------------

Date:                                               Date:  10/6/99
     --------------------------------------              -----------------------

                         LESSEE ACKNOWLEDGMENT/ESTOPPEL

Re: Lease Rental Agreement number 99870002, dated 10/6/99, ("Agreement") between CNC Associates, Inc., as Lessor, and Quintessence Oil Company, Inc., dba Torque Engineering, as Lessee.

                        LESSEE HEREBY ACKNOWLEDGES THAT:

(a) Lessee, alone and in its sole discretion, has selected the equipment which is the subject of the Agreement ("Equipment") and the Supplier thereof, namely, Arthur Machinery, Inc.; and

(b) Lessor ha made no representations, warranties, or promises, written or oral, express or implied, as to the fitness of the Equipment for any particular purpose, its merchantability, its potential profitability or cost-saving potential, condition, quality, durability, or latent or patent defects; and

(c) Any agreement for the installation, service, maintenance, or repair of the Equipment is a matter between the Supplier of the Equipment and the Lessee; and any failure of said Supplier to perform or any failure of the equipment to perform shall not be grounds for Lessee to fail to perform any of its obligations under the Agreement; and

(d) Lessee may have rights as to Equipment warranties from the Supplier specified in Paragraph "a", above; and

(e) Neither the Supplier, nor any of its agents, representatives, employees, or sales personnel are in any way to be construed as being agents of Lessor. Consequently, none of them is in any way authorized to waive or alter any of the terms, provisions, or conditions of the Agreement, or to make any representatives whatever on behalf of Lessor with regard to the agreement; and

(f) The Equipment is and shall remain personal property, even though installed in or attached to real property;

(g) Lessee warrants and represents that all of the financial and other information furnished to Lessor for purposes of Lessor's evaluation of Lessee's creditworthiness for this Agreement was true and correct when prepared and furnished and that there has been no material adverse change in Lessee's business or financial condition since such preparation and furnishing. Furthermore, Lessee warrants and represents that there has been no omission of any information which might have affected Lessor's credit evaluation of Lessee's creditworthiness or Lessor's evaluation of any Guarantor's ability to perform under any Guaranty to this Agreement; and

_____ (h) Lessee has thoroughly read and understood the entire Agreement, this Initial Acknowledgment/Estoppel and any other documents which Lessee has signed with regard to this Agreement, or has retained the services of a competent person, such as an attorney, who has explained to Lessee all of the terms, conditions and provisions of the Agreement and of this Acknowledgment/Estoppel.

LESSEE AFFIRMS ITS ACKNOWLEDGMENT AND FULL UNDERSTANDING THAT THE AGREEMENT IS NON-CANCELABLE FOR ITS TERM.

Lessee: Quintessence Oil Company, Inc., dba Torque Engineering

By:      Raymond Wedel
         --------------------
Title:   President
         --------------------
Date:    10/6/99
         --------------------

                          CORPORATE RESOLUTION TO LEASE
                     RESOLUTION OF THE BOARD OF DIRECTORS OF

             Quintessence Oil Company, Inc., dba Torque Engineering

                                AUTHORIZING LEASE

                                    RECITALS

                           WHEREAS,  the  Corporation Code empowers corporations
                  to lease real and personal property; and

                           WHEREAS, the Corporation Code expressly provides that
                  the powers of the corporation are to be exercised by its Board of Directors subject to the limitations set forth within said Code; and

                           WHEREAS,  the Board of Directors of this  corporation
                  deems it to be in the best interests of the corporation to lease, as lessee, the personal property described in Lease Rental Agreement number 99870002 and any Schedule or Schedules attached thereto and made part thereof.

                                   RESOLUTION

NOW, THEREFORE, BE IT RESOLVED that this corporation lease the personal property hereinabove described from CNC Associates, Inc. on the terms and conditions set forth in Lease Rental Agreement number 99870002.

BE IT FURTHER RESOLVED that Raymond Wedel, who holds the office of President in this corporation, be authorized and directed to execute and deliver to CNC Associate, Inc. said Lease Rental Agreement and any other documents necessary to be executed in connection therewith.

                                   CERTIFICATE

I, Raymond Wedel, hereby certify:

That I am the duly elected and acting Secretary of Quintessence Oil Company, Inc., dba Torque Engineering; and that the foregoing Resolution of the Board of Directors Authorizing Lease was duly adopted by the Board of Directors at a meeting duly and regularly called and held on 6th of October and was in conformity with the Articles of Incorporation and/or the Bylaws of the corporation and that said Resolution has been neither modified not rescinded and is, as of the date of this certificate, in full force and effect.

         IN WITNESS WHEREOF, I have set my hand and seal this 6th day of October, 1999.

         /s/ Raymond Wedel                                    SEAL
--------------------------------------------
             Secretary

         /s/ Donald Christensen
--------------------------------------------
             Director

         /s/ Raymond Wedel
--------------------------------------------
             Director

                          CONSENT AND WAIVER BY OWNER,
                      LANDLORD OR MORTGAGEE OR REAL ESTATE

The undersigned,   Richard W. Strefling, Inc.
                 ----------------------------
                  (Name of Owner, Landlord or Mortgagee)

  P.O. Box 1647, Elkhart, IN 46515   is the owner, landlord or mortgagee
------------------------------------
(Street Address, City or Town, State)

of the premises located at  2932 Thorne Drive, Elkhart, IN 46514    ("Premises")
                           --------------------------------------

which are occupied by Quintessence Oil Company, Inc. dba Torque Engineering
                      -----------------------------------------------------
("Occupant").

The undersigned acknowledges that CNC Associates, Inc., ("CNCA"), is the owner of, or now has, or will acquire, a first security interest under a Master Lease Agreement, Master Loan and Security Agreement or Security Agreement (the "Contract") in, the machinery, equipment, or other personal property described on Schedule A annexed hereto and made part hereof, ("Equipment") including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises.

To induce CNCA to enter into the Contract with Occupant, the undersigned: irrevocably waives any right, title or interest in or to the Equipment that the undersigned may now or hereafter have; will refrain from taking any action to bar, restrain or otherwise prevent CNCA, its agents, successors or assigns, from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment; hereby grants CNCA, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times; agrees that the Equipment is, and shall remain personal property, notwithstanding the manner which it is installed or affixed to the Premises.

This Consent and Waiver shall inure to the benefit of the successors and assignees of CNCA and shall be binding upon the heirs, representatives, successors and assigns of the undersigned.

In Witness Whereof, the undersigned has duly executed this Consent and Waiver this 8th day of October, 1999.

                                  Richard W. Sterfling, Inc.

                                  Name of Owner, Landlord or Mortgagee

/s/ I. Paul Arcuri                By: Michael Givler
---------------------------          -------------------------------------
       (Witness)
                                  Title: Vice President
                                        ----------------------------------

                                  Date: October 8, 1999
                                        ----------------------------------

           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

INSTRUCTIONS:

1.       PLEASE TYPE this form.  Fold only at perforation for mailing.,
2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carton paper to the filing officer. Enclosed filing fee.
3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party. Indicate the number of additional sheets attached.
4. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give name of record owner.
5. When a copy of the security agreement is used as a financing statement, it is requested that it be accompanied by a completed but unsigned set of these forms, without extra fee.
6. At the time of original filing, filing officer should return third copy as an acknowledgment. At a later time, secured party may date and sign Termination Legend and use third copy as a Termination Statement.

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to
the Uniform Commercial Code                                                                           3. Maturity date (if any):
------------------------------------------------------------------------------------------------------------------------------------
1.  Debtor(s) (Last Name First and address(es)    2.  Secured Party(ies) and address(es)  |  For Filing Officer (Date, Time, Number,
                                                                                          |  and Filing Office)
Quintessence Oil Company, Inc., dba               CHC Associates, Inc.                    |
Torque Engineering                                2800 Sturgis Road                       |
2932 Thorne Drive                                 Oxnard, CA   93030                      |
Elkhart, IN   46514                                                                       |
                                                                                          |
                                                                                          |
                                                  Tax ID/Social Security No.  95-4451098  |
------------------------------------------------------------------------------------------|
4.  This financing statement covers the following types (or items) of property            |
                                                                                          |   5.  Assignee(s) of Secured Party and
SEE ATTACHED EXTENSION SHEET FOR APPROPRIATE STATEMENT OF                                 |   Address(es)
COLLATERAL.                                                                               |-----------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the debtor's signature to perfect a security interest     |    Filed with:
in collateral (check |X| if so)                                                           |               Indiana
                                                                                          |
|_| already subject to a security interest in another jurisdiction when it was brought    |
    into this state:                                                                      |                  92555 CNC.AS
|_| which is proceeds of the original collateral described above in which a security      |
    interest was perfected:                                                               |
------------------------------------------------------------------------------------------------------------------------------------
Check |X| if covered:  |_| Proceeds of Collateral are also covered. |_| Products of Collateral are also covered.
No. of additional sheets presented:
------------------------------------------------------------------------------------------------------------------------------------
TERMINATION STATEMENT:  This Statement of Termination of Financing is presented to a Filing Officer for filing pursuant to the
Uniform Commercial Code.  The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the filing number shown above.

                                                                       _____________________________________________________________

Date__________________ 20__                                         By:_____________________________________________________________
                                                                       (Signature of Secured Party or Assignee of record.  Not Valid
                                                                       Until Signed

(3) Filing Officer Copy - AcknowledgFiling Officer is requested to note file number, date and hour of filing on this copy and return to the person filing, as an acknowledge.


CERTIFICATE OF LIABILITY INSURANCE                                                          CSR NK                Date (MM/DD/YY)
                                                                                            QUINT-1               10/12/99
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                            |  THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY
                                                                    |  AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER.  THIS
Salem Insurance / Goshen                                            |  CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE
609 W. Lincoln Avenue                                               |  AFFORDED BY THE POLICIES BELOW.
Goshen IN   46526                                                   |
Phone:  219-533-0573     Fax:  219-534-4904                         |
------------------------------------------------------------------------------------------------------------------------------------
                                                                    |             INSURERS AFFORDING COVERAGE
                                                                    |
                                                                    |
------------------------------------------------------------------------------------------------------------------------------------
INSURED                                                             |  INSURER A:  CINCINNATI INSURANCE
         Quintessence Oil Company, Inc., dba                        |  INSURER B:
         Torque Engineering                                         |  INSURER C:
         2932 Thorne Drive                                          |  INSURER D:
         Elkhart, IN   46514                                        |  INSURER E:
                                                                    |
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
------------------------------------------------------------------------------------------------------------------------------------
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED.  NOTWITHSTANDING
ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY
PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH
POLICIES, AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------
       |                                         |              |  POLICY    |   POLICY   |
       |                                         |              | EFFECTIVE  | EXPIRATION |
 INSR  |                                         |              |    DATED   |    DATE    |
  LTR  |                   TYPE OF INSURANCE     |POLICY NUMBER | (MM/DD/YY) | (MM/DD/YY) |              LIMITS
-----------------------------------------------------------------------------------------------------------------------------------
       |  GENERAL LIABILITY                      |              |            |            |                             |
A      |                                         | COP2314275   |  04/29/99  | 04/29/00   | EACH OCCURRENCE             | $1000000
       |  x  COMMERCIAL GENERAL LIABILITY        |              |            |            | FIRE DAMAGE (Any one fire)  | $500000
       |        CLAIMS MADE        x OCCUR       |              |            |            | MED EXP (Any one person)    | $1000
       |       __________________________________|              |            |            | PERSONAL & ADV INJURY       | $1000000
       |       __________________________________|              |            |            | GENERAL AGGREGATE           | $No. Aggr.
       |  GEN'L AGGREGATE LIMIT APPLIES PER:     |              |            |            | PRODUCTS-COMP/OP AGG        | $Excluded
       |        POLICY       PROJECT       LOC   |              |            |            |                             |
-----------------------------------------------------------------------------------------------------------------------------------
       |  AUTOMOBILE LIABILITY                   |              |            |            | COMBINED SINGLE LIMIT       | $
       |                                         |              |            |            | (Ea Accident)               |
       |       ANY AUTO                          |              |            |            |                             |
       |       ALL OWNED AUTOS                   |              |            |            |                             |
       |       SCHEDULED AUTOS                   |              |            |            | BODILY INJURY               | $
       |                                         |              |            |            | (Per accident)              |
       |       HIRED AUTOS                       |              |            |            |                             |
       |       NON-OWNED AUTO                    |              |            |            |                             |
       |       __________________________________|              |            |            | PROPERTY DAMAGE             | $
       |                                         |              |            |            | (Per accident)              |
       |                                         |              |            |            |                             |
-----------------------------------------------------------------------------------------------------------------------------------
       |  GARAGE LIABILITY                       |              |            |            | AUTO ONLY-EA ACCIDENT|      | $
       |       ANY AUTO                          |              |            |            | OTHER THAN           |EA ACC| $
       |                                         |              |            |            | AUTO ONLY:           |AGG   | $
       |                                         |              |            |            |                      |      |
-----------------------------------------------------------------------------------------------------------------------------------
       |  EXCESS LIABILITY                       |              |            |            | EACH OCCURRENCE             | $
       |       OCCUR                 CLAIMS MADE |              |            |            | AGGREGATE                   | $
       |                                         |              |            |            |                             | $
       |       DEDUCTIBLE                        |              |            |            |                             | $
       |       RETENTION                         |              |            |            |                             | $
-----------------------------------------------------------------------------------------------------------------------------------
       |  WORKERS COMPENSATION AND               |              |            |            |   |  WC STATU-        | OTH |
       |  EMPLOYERS' LIABILITY                   |              |            |            |   |  TORY LIMITS      | ER  |
       |                                         |              |            |            | E.L. EACH ACCIDENT          | $
       |                                         |              |            |            | E.L. DISEASE-EA EMPLOYEE    | $
       |                                         |              |            |            | E.L. DISEASE-POLICY LIMIT   | $
-----------------------------------------------------------------------------------------------------------------------------------
       |  OTHER                                  |              |            |            |                             |
A      |  Blkt Property Bldgs & Pers Prop        | COP2314275   |  04/29/99  |  04/29/99  | Lt eff.                     | 11/01/99
       |                                         |              |            |            | Incr'd to                   | 4,500,000
-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

CNC Associates Inc. is incl. as Loss Payee-Property as well as addtl. insured under general liability applicable to Lease Agreements
#99870001, -02, -03 and -04 for HAAS Mdls HS-2RP, VF-7/50, & VF-4APC Mach. Centrs & Sl-30 CNC Lathe

------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                           |    | ADDITIONAL INSURED; INSURER LETTER:      CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------
                                                          CNCASS0 |  SHOULD ANY OF THE DESCRIBED POLICIES BE CANCELLED BEFORE THE
         CNC Associates, Inc.                                     |  EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO
         Fax:  805-278-8501                                       |  MAIL  10  DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED
         Attn:  Blake Posner-Fin. Opr. Sup.                       |  TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR
         2800 Sturgis Rd                                          |  LIABILITY OF ANY KIND UPON THE INSURER ITS AGENTS OR
         Oxnard CA   93030                                        |  REPRESENTATIVES.
                                                                  |-----------------------------------------------------------------
                                                                  |
                                                                  |  JIM TALKINGTON
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             ACCORD CORPORATION 1988


ATTORNEY-IN-FACT                         ATTORNEY-IN-FACT
--------------------------               --------------------------